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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported): November 5, 2004
                                                  (November 4, 2004)
                                                  ------------------

                           Strategic Diagnostics Inc.
                  ---------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                   000-68440               56-1581761
       --------------            ----------------        -------------------
      (State or Other            (Commission File         (I.R.S. Employer
      Jurisdiction of                 Number)            Identification No.)
      Incorporation)



           111 Pencader Drive
               Newark, DE                                       19702
  ----------------------------------------                    ----------
  (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (302) 456-6789
                                                           ---------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 4, 2004, Strategic Diagnostics Inc. issued a press release reporting its results of operations for the three and nine month periods ended September 30, 2004 (the "November 4 Release").


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         In the November 4 Release, the Company also announced that Stanley J. Musial, Chief Financial Officer and Vice President, will resign at the end of 2004 to pursue other opportunities. The Company has initiated a search for a new Chief Financial Officer.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements of Business Acquired.

                           None.

                  (b) Pro Forma Financial Information.

                           None.

                  (c) Exhibits.

Exhibit Number         Description
--------------         -----------
99.1                   Press Release of the Registrant, dated November 4, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STRATEGIC DIAGNOSTICS INC.


                                     By:  /s/ Stanley J. Musial
                                        ------------------------------
                                          Stanley J. Musial
                                          Chief Financial Officer


Dated: November 5, 2004

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                                  EXHIBIT INDEX


Exhibit Number         Description
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99.1                   Press Release of the Registrant, dated November 4, 2004.


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